                                                                    EXHIBIT 4.11



                        SALEM COMMUNICATIONS CORPORATION
                                  CONSENT NO. 3

        CONSENT NO. 3 (this "Consent"), dated as of March 31, 1999, under the Credit Agreement, dated as of September 25, 1997, by and among SALEM COMMUNICATIONS CORPORATION, a California corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), BANK OF AMERICA NT&SA, as documentation agent, and the Lenders party thereto, as amended by Amendment No. 1 and Consent No. 1, dated as of August 5, 1998 and Amendment No. 2 and Consent No. 2, dated as of January 22, 1999 (the "Credit Agreement").

                                    RECITALS

        I. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

        II. The Borrower has requested the consent of the Administrative Agent, the Issuing Bank and the Required Lenders in connection with the merger (the "Merger") of the Borrower into its wholly-owned Subsidiary, Salem Communications Corporation, a Delaware corporation ("Salem Delaware"), with Salem Delaware as the survivor.

        In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Issuing Bank and each Lender signatory hereto agree as follows:

        1. Notwithstanding anything to the contrary contained in Section 8.3 of the Credit Agreement, the Administrative Agent, the Issuing Bank and the Required Lenders hereby consent to the consummation of the Merger.

        2. The Subsidiary Guarantors hereby agree to and acknowledge the continuing validity and enforceability of the Loan Documents on and after the consummation of the Merger.

        3. Notwithstanding anything to the contrary contained in Section 8.8 of the Credit Agreement, the Administrative Agent, the Issuing Bank and the Required Lenders hereby consent to the creation by the Borrower of a wholly-owned Subsidiary named "Kingdom Direct, Inc.", provided that the Borrower shall have complied with the provisions of Section 7.11 of the Credit Agreement.

        4. PARAGRAPHS 1 - 3 of this Consent shall not become effective until the prior or simultaneous satisfaction of the following:

        (a) The Administrative Agent shall have received counterparts of this Consent duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Issuing Bank and the Required Lenders.

        (b) The Administrative Agent shall have received counterparts of an assumption agreement, substantially in the form of Attachment A hereto (the "Assumption Agreement"), duly executed by Salem Delaware and the Administrative Agent.

        (c) The Administrative Agent shall have received a certificate, dated the date of the consummation of the Merger (the "Merger Effective Date"), of the Secretary or Assistant Secretary of each of the Borrower and Salem Delaware (each as existing immediately prior to the consummation of the Merger) (i) attaching a true and complete copy of the resolutions of its Board of Directors (in form and substance reasonably satisfactory to the Administrative Agent) authorizing this Consent and the consummation of the Merger, (ii) attaching a true and complete copy of its certificate of incorporation and bylaws, (iii) setting forth the incumbency of its officer(s) (including signature specimens) authorized to execute and deliver this Consent and the documents executed and delivered in connection with the consummation of the Merger (the "Merger Documents"), and (iv) attaching a certificate of good standing of the Secretary of State of the State of its incorporation and of each other State in which it is qualified to do business.

        (d) The Administrative Agent shall have received a certificate, dated the Merger Effective Date, of the Secretary or Assistant Secretary of Salem Delaware (as existing immediately after the consummation of the Merger) (i) attaching a true and complete copy of the resolutions of its Board of Directors (in form and substance reasonably satisfactory to the Administrative Agent) authorizing the execution and delivery of the Assumption Agreement, (ii) attaching a true and complete copy of its certificate of incorporation and bylaws, (iii) setting forth the incumbency of its officer(s) (including signature specimens) authorized to execute and deliver the Assumption Agreement, and (iv) attaching a certificate of good standing of the Secretary of State of the State of its incorporation and of each other State in which it is qualified to do business.

        (e) The Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower attaching a true and correct copy of (i) the Merger Documents and (ii) a supplement to the Subordinated Indenture with respect to the Merger, each in form and substance reasonably satisfactory to the Administrative Agent.

        (f) The Administrative Agent shall have received a certificate, dated the Merger Effective Date, of an Authorized Signatory of the Borrower certifying that (i) both immediately before and after giving effect to the consummation of the Merger, all representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the Merger Effective Date, except as the context otherwise requires or as otherwise permitted by the Credit Agreement or this Consent, and no Default or Event of Default shall or would exist, and (ii) immediately prior to the consummation of the Merger, Salem Delaware had no liabilities other than with respect to its obligations under the Subsidiary Guaranty.

        (g) The Borrower shall have received a final order (subject to no appeal) from the FCC (and all other similar material orders from all other applicable Governmental Authorities) with regard to the Merger, and the Administrative Agent shall have received a true and correct copy of such orders, certified by an Authorized Signatory of the Borrower.

        (h) The Administrative Agent shall have received (i) UCC search results with respect to Salem Delaware in the State of Delaware, (ii) such UCC-3 amendments, UCC-1 financing statements and trademark and patent assignment amendments as requested by the Administrative Agent, each duly executed by Salem Delaware, and (iii) such other documents, certificates or instruments requested by the Administrative Agent with respect to the perfection of the Administrative Agent's security interest in the Collateral.

        (i) The Administrative Agent shall have received an opinion of counsel to the Borrower, Salem Delaware and the Subsidiary Guarantors, in form and substance reasonably acceptable to the Administrative Agent.

        (j) The Administrative Agent shall have received all such other documents as the Administrative Agent may reasonably require in connection with this Consent.

        5. In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

        6. In order to induce the Administrative Agent, the Issuing Bank and the Lenders to execute and deliver this Consent, the Borrower and the Subsidiary Guarantors each (a) certifies that, immediately before and after giving effect to this Consent, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Credit Agreement or this Consent, (b) certifies that, immediately before and after giving effect to this Consent, no Default or

Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent (i) incurred in connection with the preparation, negotiation and closing of this Consent, and (ii) without duplication, incurred in connection with the Loan Documents that have accrued up to the Merger Effective Date.

        7. Each of the Borrower and the Subsidiary Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Documentation Agent, the Issuer or any of the Lenders under the Loan Documents to which it is a party.

        8. This Consent may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Consent to produce or account for more than one counterpart signed by the party to be charged.

        9. This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

        10. The parties have caused this Consent to be duly executed as of the date first written above.

                        SALEM COMMUNICATIONS CORPORATION
                                  CONSENT NO. 3







                            SALEM COMMUNICATIONS CORPORATION,
                            a California corporation


                                    By: /s/ ERIC H. HALVORSON
                                        ---------------------------------
                                    Name: Eric H. Halvorson
                                          -------------------------------
                                    Title: Vice President
                                           ------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3


                                    ATEP RADIO, INC.
                                    BISON MEDIA, INC.
                                    CARON BROADCASTING, INC.
                                    CCM COMMUNICATIONS, INC.
                                    COMMON GROUND BROADCASTING, INC.
                                    GOLDEN GATE BROADCASTING COMPANY,
                                        INC.
                                    INLAND RADIO, INC.
                                    INSPIRATION MEDIA OF TEXAS, INC.
                                    INSPIRATION MEDIA, INC.
                                    KINGDOM DIRECT, INC.
                                    NEW ENGLAND CONTINENTAL MEDIA, INC.
                                    NEW INSPIRATION BROADCASTING
                                        COMPANY, INC.
                                    OASIS RADIO, INC.
                                    ONEPLACE, LTD.
                                    PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                    RADIO 1210, INC
                                    SALEM COMMUNICATIONS CORPORATION,
                                        a Delaware corporation
                                    SALEM MEDIA CORPORATION
                                    SALEM MEDIA OF CALIFORNIA, INC.
                                    SALEM MEDIA OF COLORADO, INC.
                                    SALEM MEDIA OF OHIO, INC.
                                    SALEM MEDIA OF OREGON, INC.
                                    SALEM MEDIA OF PENNSYLVANIA, INC.
                                    SALEM MEDIA OF VIRGINIA, INC.
                                    SALEM MEDIA OF TEXAS, INC.
                                    SALEM MUSIC NETWORK, INC.
                                    SALEM RADIO NETWORK INCORPORATED
                                    SALEM RADIO REPRESENTATIVES, INC.
                                    SOUTH TEXAS BROADCASTING, INC.
                                    SRN NEWS NETWORK, INC.
                                    VISTA BROADCASTING, INC.


                                    By: /s/ ERIC H. HALVORSON
                                        --------------------------------
                                    Name: Eric H. Halvorson
                                    Title: Vice President

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3



                                        THE BANK OF NEW YORK,
                                        individually, as Administrative Agent
                                        and as Issuing Bank


                                        By:    /s/ STEPHEN M. NETTLER
                                               ---------------------------------
                                        Name:  STEPHEN M. NETTLER
                                               ---------------------------------
                                        Title: ASSISTANT VICE PRESIDENT
                                               ---------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3



                                        BANKBOSTON, N.A.


                                        By:    /s/ SHEPARD D. RAINIE
                                               ---------------------------------
                                        Name:  Shepard D. Rainie
                                               ---------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3



                                        BANK OF AMERICA NT & SA


                                        By:    /s/ JOHN J. SULLIVAN
                                               ---------------------------------
                                        Name:  JOHN J. SULLIVAN
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3



                                             FLEET BANK, N.A.


                                        By:    /s/ GARRET KOMJATHY
                                               ---------------------------------
                                        Name:  GARRET KOMJATHY
                                               ---------------------------------
                                        Title: VICE PRESIDENT
                                               ---------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3



                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:    /s/ LENA M. BRYANT
                                               ---------------------------------
                                        Name:  Lena M. Bryant
                                               ---------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------

                          ATTACHMENT A TO CONSENT NO. 3

                          FORM OF ASSUMPTION AGREEMENT


        ASSUMPTION AGREEMENT (this "Agreement"), dated as of ______________, 1999,(1) by and between SALEM COMMUNICATIONS CORPORATION, a Delaware corporation ("Salem Delaware"), the survivor of the merger (the "Merger") of Salem Communications Corporation, a California corporation ("Salem California") with and into Salem Delaware, and THE BANK OF NEW YORK, as Administrative Agent (the "Administrative Agent") under the Credit Agreement, dated as of September 25, 1997, among Salem California (as it existed prior to the merger), BANK OF AMERICA NT&SA, as Documentation Agent, the Lenders thereunder and the Administrative Agent (as the same may have been amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings defined therein, unless otherwise defined herein.



                                    RECITALS


        A. Reference is made to Consent No. 3, dated as of March ___, 1999, by and among Salem California, the Administrative Agent, the Issuing Bank and the Lenders signatory thereto (the "Consent").

        B. It is a condition to the effectiveness of the Consent that Salem Delaware execute and deliver this Agreement to the Administrative Agent.

        Now, therefore, in consideration of the premises, the parties hereto agree as follows:

        1.     Assumption.

               (a) Salem Delaware hereby fully, absolutely, unconditionally and irrevocably accepts and assumes from Salem California, all of Salem California's rights, obligations and liabilities under the Loan Documents.

               (b) Salem Delaware hereby agrees that (i) Salem Delaware shall be deemed the Borrower for all purposes under the Loan Documents and all references to the Borrower therein shall mean Salem Delaware, (ii) all references in the Borrower Security Agreement to the Collateral shall mean the Collateral of Salem Delaware (after giving effect to the consummation of the Merger and the assignment to, and assumption by, Salem Delaware of all of the assets of Salem California), and Salem Delaware hereby ratifies and confirms the Administrative Agent's first priority security interest in the Collateral granted to the Administrative Agent under the Borrower Security Agreement and (iii) Salem Delaware shall promptly execute and deliver or cause to be executed and delivered, at its expense, all documents, certificates and opinions as the


--------

(1)     Must be dated the Merger Effective Date.

Administrative Agent shall at any time reasonably request in connection with such assumption by Salem Delaware of all of the obligations and liabilities of the Borrower under the Credit Agreement, the Borrower Security Agreement and the other Loan Documents, including, without limitation, the execution and delivery of UCC statements.

               (c) Salem Delaware hereby represents, warrants and certifies that it has no place of business in the State of Delaware and that its chief executive office is located at 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

        2.     Return of Salem Delaware's Stock Certificate.

               In consideration of the assumption by Salem Delaware set forth in
Section 1, Salem Delaware (after giving effect to the consummation of the Merger and this Agreement) shall be released as a Subsidiary Guarantor under the Subsidiary Guaranty, and the Administrative Agent shall return the stock certificate of Salem Delaware (delivered to the Administrative Agent by Salem California under the Borrower Security Agreement) to Salem Delaware.

        3.     Representations and Warranties.

               Salem Delaware hereby represents and warrants on the date hereof
(i) that all representations and warranties set forth in the Loan Documents applicable to Salem Delaware (including such representations and warranties applicable to Salem California immediately prior to the consummation of the Merger) are true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Credit Agreement or this Consent, and (ii) that it is in compliance in all material respects with all agreements, including, without limitation, all affirmative and negative covenants, contained in the Loan Documents.

        4.     Miscellaneous.

               (a) The Loan Documents are in all respects ratified and confirmed and shall remain in full force and effect, and Salem Delaware shall be fully liable thereunder (including such Loan Documents to which Salem California was a party immediately prior to the consummation of the Merger) in the same manner as if it had separately executed same.

                (b) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

               IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be duly executed as of the date first above written.


                                        SALEM COMMUNICATIONS CORPORATION, a
                                        Delaware corporation and the
                                        survivor of a merger with Salem
                                        Communications Corporation, a
                                        California corporation

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF NEW YORK, as Administrative
                                        Agent

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                        SALEM COMMUNICATIONS CORPORATION,
                                  CONSENT NO. 3


                                    ATEP RADIO, INC.
                                    BISON MEDIA, INC.
                                    CARON BROADCASTING, INC.
                                    CCM COMMUNICATIONS, INC.
                                    COMMON GROUND BROADCASTING, INC.
                                    GOLDEN GATE BROADCASTING COMPANY,
                                        INC.
                                    INLAND RADIO, INC.
                                    INSPIRATION MEDIA OF TEXAS, INC.
                                    INSPIRATION MEDIA, INC.
                                    KINGDOM DIRECT, INC.
                                    NEW ENGLAND CONTINENTAL MEDIA, INC.
                                    NEW INSPIRATION BROADCASTING
                                        COMPANY, INC.
                                    OASIS RADIO, INC.
                                    ONEPLACE, LTD.
                                    PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                    RADIO 1210, INC
                                    SALEM COMMUNICATIONS CORPORATION,
                                        a Delaware corporation
                                    SALEM MEDIA CORPORATION
                                    SALEM MEDIA OF CALIFORNIA, INC.
                                    SALEM MEDIA OF COLORADO, INC.
                                    SALEM MEDIA OF OHIO, INC.
                                    SALEM MEDIA OF OREGON, INC.
                                    SALEM MEDIA OF PENNSYLVANIA, INC.
                                    SALEM MEDIA OF VIRGINIA, INC.
                                    SALEM MEDIA OF TEXAS, INC.
                                    SALEM MUSIC NETWORK, INC.
                                    SALEM RADIO NETWORK INCORPORATED
                                    SALEM RADIO REPRESENTATIVES, INC.
                                    SOUTH TEXAS BROADCASTING, INC.
                                    SRN NEWS NETWORK, INC.
                                    VISTA BROADCASTING, INC.


                                    By:
                                        --------------------------------
                                    Name:
                                    Title:

                        SALEM COMMUNICATIONS CORPORATION
                                  CONSENT NO. 3







                            SALEM COMMUNICATIONS CORPORATION,
                            a California corporation


                                    By:
                                        ---------------------------------
                                    Name:
                                          -------------------------------
                                    Title:
                                           ------------------------------